Vislink Technologies, Inc.

February 2021

NASDAQ: VISL

www.vislink.com

Safe Harbor Statement

These materials have been prepared by Vislink Technologies, Inc. ("Vislink" or the "Company") solely for use at the presentation. The information presented or contained in these materials is subject to change without notice. These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates and projections about us and our industry. The forward-looking statements are subject to various risks and uncertainties. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward-looking statements, which reflect the Company's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of the Company to be materially different from the performance indicated or implied by such statements. Words such as "expects", anticipates", "believes", "intends", "plans", "hopes", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated in forward-looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities; and other factors from time to time set forth in the Company's SEC reports, including but not limited to the discussion in Management's Discussion and Analysis contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and the risks identified in the Risk Factors contained in the Company's Registration Statement on Form S-3, which was filed with the Securities and Exchange Commission on May 5, 2020.

Leading Innovator in Advanced Communication Solutions

Vislink specializes in the collection, delivery, management and distribution of mission critical, high quality, live video and data from the scene of the action to the viewing screen. Vislink's innovative solutions allow military and first responders to protect and serve while also providing content creators an industry leading platform technology to create and distribute immersive and compelling content.

NASDAQ Listed: VISL	
Revenue FYE2019:	$28.9m
Employees:	91
Locations:	US, UK, UAE, and Singapore
Patents:	34
Customers:	> 30,000
Products:	33 product categories
Countries sold in:	80+
Global Partners:	150


Military


Broadcast


Entertainment


Government


Industrial


Sports

Served Markets


Sports, News
&
Entertainment

•**$5+ Billion Market**[1]

•2) Global leader in wireless capture, delivery and management of secure, high-quality video from live sports, entertainment, broadcast news

•3) Key application areas: sports venue entertainment systems, outside broadcast and electronic news gathering


Military/
Government

$6+ Billion Market[2]

1) Trusted supplier to local, national and NATO military and law enforcement organizations

2) Provider of enhanced situational-awareness capabilities in challenging environments and fluid situations

3) Key application areas: covert surveillance, tactical systems monitoring and strategic detection


Satellite

$2+ Billion Market[3]

1) Global provider of satcom solutions, thirty years experience

2) Thousands of terminals currently in use worldwide

3) Specialties: rapid-deploy terminals delivering efficient, robust and secure communications to ensure worldwide connectivity

[1] Source: Devoncroft 2020 (annual)
[2] Source: MarketsandMarkets 2017 (annual)
[3] Source: Vislink Mgmt estimate 2020 (annual)

Over 30,000 Customers[1]

BROADCASTER S

LIVE SPORTS & ENTERTAINMEN T

MILITARY/ GOVERNMENT

1) Source: Vislink CRM

The Emerging Connected Edge Opportunity

500 Billion IoT Connected Devices by 2030[(1)]

COFDM

All IP connectivity everywhere

- Lower latency, ultrafast speeds and higher capacity expected to drive higher demand for video and data
- Cloud scale compute across vertical specific devices leveraging private networks using 5G, WiFi6, Mesh, COFDM and Satellite.


BIG DATA

Real time analytics will disrupt traditional workflows

- Proactively recognizing safety hazards and alerting responsible departments
- Collecting and assessing metadata, biometrics, video, audio recognition
- Instantaneous, efficient, actionable video.


AI

Pattern identification and optimization

- AI powered computer vision systems resulting in real time decisions and actions
- Efficient workflows and higher utilization of resources

Multi-Billion Dollar upside opportunity

VISLINK

1) Source: Cisco

Use Case: Enabling the Connected First Responder



Infrastucture Legend
COFDM
MESH
LTE / 5G
MSAT
Air Link
Sky Link
MESH
COFDM
COFDM
MSAT
MSAT
Quantum
CRX6 Cloud
LTE / 5G
LTE / 5G
Quantum
CRX6 Cloud
MOBILE
COMMAND
Link View
FirstNet
Cam Link 360

Use Case: Connected Area of Operations


Infrastucture Legend
COFDM
MESH
MSAT
Air Link
Sky Link
Sky Link
MSAT
MESH
COFDM
MESH
MESH
MESH
COFDM
Quantum CRX6 Cloud

Use Case: Connected Campus



LTE / 5G
Research Center
Cam Link 360
FirstNet
Campus Shops/Amenities
Dorms Housing
Campus Classrooms
Campus Administration
HCAM
Quantum CRX6 Cloud
5G
COFDM
Quantum CRX6 Cloud
Central Security Infrastructure
Cam Link 360
COFDM
COFDM
Campus Security
LTE / 5G
Fiber
Quantum Data Center
Event Security
Crowd Control and Surveillance
Criminal and Device Tracking
Connected Parking
Connected Panic Button
Infrastucture Legend
COFDM
LTE / 5G
Live Event Technology
HCAM
Action Cam
PoV Cam

Use Case: Connected Motor Speedway



LTE / 5G
Quantum CRX6 Cloud
5G
Fan Engagement
FirstNet
Sky Link
HCAM
Link View
COFDM
Connected Parking Lot
DATA
CAN / IoT RS232 / 485
Metadata to car (AR/AV, Biometrics)
Multi View Camera
On-board MCU5
Infrastucture Legend
COFDM
LTE / 5G
Event Security
Crowd Control and Surveillance
Criminal and Device Tracking
Connected Parking
Connected Panic Button

VISLINK

Transition to the Connected Stadium



FirstEnergy
CENTER
QUANTUM
CRX6
CLOUD
REFCAM
HCAM
PoVCAM
PoVCAM
HCAM
Connected
•First Responders
•Team (Comms + Audio)
•Biometrics and Stats
•Fans
FirstNet
Connected Stadium
• Waveform Agnostic
• Multi-Camera Systems
• Agile Studio Backhaul
• REMI Integration
• Fan Interaction
• Consumer Emersion

Broad Portfolio of Products & Services

Terrestrial Microwave Systems

- Wireless Camera
- Onboard
- Point-to-Point radios
- Electronic Newsgathering
- Body worn solutions
- Aerial Video Downlink
- Specialized antennas

Satellite Systems

- Compact / Rugged Antennas
- Electronics

Services

- System architecture and design
- Installation and integration
- Training and recurring maintenance



Leading Video/Data Transmission Solutions

HCAM – Premium 4K Ultra HD

Transmits video with high quality and ultra-low delay over long distances





-Tier 1 Event coverage
-Mining
-Building Construction
-Facility Communications

Microlite – Value HD

Midrange solution with professional features





-Division 2/3 Athletics
-Fan Cam
-Drone - Fixed Wing, Single Rotor
-Prosumers

DragonFly – Embedded HD Solution

Ultracompact, lightweight form factor for easy integration





-Body worn applications
-Live-action sports
-Tactical deployments
-Drone - Multi-Rotor, Hybrid
-Robotics

Market leading Onboard Video/Data Solution

Current Customers

Formula 1
MotoGP
24h LE MANS
BLANCPAIN GT SERIES
MOTOAMERICA
FORMULA-E
Ferrari Challenge
WRC WORLD RALLY CHAMPIONSHIP





Key Technologies

- MDR (Multi-Channel Diversity Receive System
- Integrated 4K
- Ultra-low delay
- Proprietary filtering
- HEVC Encoding
- ISDB modulation
- Multiple RF frequency bands
- Bespoke, ruggedized components


ONBOARD RECEIVE SYSTEM 8 x 2 Way MRC RF

Broadcast Studio to Transmitter Links

IP Link 3.0

- Next-generation IP-based bi-directional link enables broadcasters to provide numerous enhanced services
- Estimated $50 million+ market opportunity for equipment upgrades (transmitters, antennas, RF components), over $4 million in pipeline so far in 2020
- Roll out of ATSC 3.0
- Installation and Maintenance Services

Key Benefits

- Enhance Audience Experience
    - 4K UHD/HDR
    - Immersive audio
    - Interactive services
    - Multiplatform delivery and Mobile Video
- Public Safety - Public alerts and mission-critical video to local first responders during emergencies.
- New Monetization Methods and Revenue Streams
    - Targeted Viewer Advertising
    - Subscription Services
    - Video On Demand
    - 3rd Party Distribution Networks


ATSC 3.0


VISLINK
Technologies
No Alarms

Mission Critical Aerial Downlinks

Airborne Video Downlink System (AVDS)

- Downlink transmitters, receivers and antennas that capture real-time, reliable high-definition video from drones, helicopters and other aircraft
- Displayed at command centers, mobile units and on video management systems.




STATE TROOPER
MSP


AIRCRAFT
HDX-1100
Fully integrated microwave transmitter
CRITIAL TACTICAL USE
Portable BCRx-HD
COFDM receiver/monitor integrated into a portable IP66 briefcase
Handheld MMCR
Mini Mobile Commander HD, a small diversity receiver with H.264 & MPEG-2 decoding
Mobile Tactical Rx
Ruggedized COFDM (DVB-T) diversity vehicle mounted downlink receiver
FIXED RECEIVE
CRX6
COFM (DVB-T) six-way diversity central receiver
CRX2
COFM (DVB-T) two-way diversity central receiver
CIRAS-X6
Six-way high gain antenna system with diversity receiver package
COMMAND
IP STREAM
TSM-20202
Collects, aggregates & distributes video captured

Satellite Products

DVE6100 Video Exciter



4K UHD Multi Format Video Exciter
-Smallest, Lightest, Lowest Power consumption in its class
-Suited for integration in to any flyaway or driveaway application
-Supports High Dynamic Range
-Supports 4K UHD, HD and SD video formats to 10-bit profile
-Class leading contribution exciter for Broadcast / Live Production
-New product release – now shipping!

MSAT Man-portable satellite antenna system





Portable tri-band system for rapid deployment in hostile environments
-Supports high-capacity satellite services
-65cm, 90cm, 120cm versions
-Secure military comms
-Emergency services

NewSwift HD satellite antenna 1.5m/1.8m, 2.4m





Roof-mountable driveaway system
-frequency bands swappable in-field
-full 3-axis system for high pointing accuracy
-newsgathering/events/sports
-secure satellite communications

Core Highlights to Vislink Investment Thesis

Financial & Operational Turnaround	*Substantial Progress* 1) Reduced headcount by 40% and real estate footprint by 60%. 2) Eliminated third party debt. Simplified business and optimized supply chain.
Broad and Diverse Global Customer Base	1) Recognized industry leader serving over 30k customers. 2) Strong relationships and channels in over 80 countries representing $13B Annual Market Opportunity. 3) Clients include: US Army, Airbus, Moto GP, Northrup Grumman, Met Police
Experienced Team	1) Extensive track record of creating high technology businesses through organic growth and acquisitions coupled with extensive turnaround experience. 2) Strong team of subject matter, technology and market experts.
Differentiated High Growth Strategy	1) New product development process in place. Major innovative product platform releases expected in 2021. 2) Riding secular trend of the emerging connected edge to bring transformative solutions to focused vertical markets. Multi-Billion Dollar upside opportunity.

Leadership

	**Mickey Miller** **CEO**	Joined Vislink as CEO in January 2020. Prior experience building three global technology companies resulting in strategic exits. BLiNQ Networks, 5G innovator, sold to CCI. Andrew Corporation (Nasdaq:ANDW) sold to Commscope (Nasdaq:COMM) for $2.6B. Lucent Power (NYSE:ALU) sold to Tyco Electronics (NYSE:TEL) for $2.5B.
	**Mike Bond** **CFO**	Joined Vislink in April 2020. Prior experience includes head of M&A for Lucent and Avaya. Led over 50 acquisitions valued over $30B. CFO roles at various technology companies, most recently Pulse Electronics. Former Managing Director at J.P. Morgan Investment Banking.
	**Jim McGowan** **Go-To-Market**	Joined Vislink in March 2020. Twenty-year career leading organizations in the Public Safety and Military markets. Prior to Vislink, Mr. McGowan was President and CEO of Helinet. Senior leader of Flir Systems Inc during revenue growth from $300M to over $1.6B.

Board of Directors

Susan Swenson Chairperson	Ms. Susan G. Swenson serves as Non-Executive Independent Chairperson of the Board at Vislink Technologies Inc. Ms. Swenson is the former chairperson of FirstNet and was President & COO of T-Mobile US. Inc. Ms. Swenson also serves on the boards of Harmonic. Ms. Swenson joined the Vislink board in October 2018.
James Conway Independent	General James T. Conway is a retired United States Marine Corps four-star general who served as the 34th Commandant of the Marines. General Conway also serves as a Director of Textron. General Conway joined the Vislink board in January 2015.
Ralph Faison Independent	Mr. Ralph E. Faison is a former CEO of several technology companies including Pulse Electronics, Andrew Corporation and Celiant Corp. Mr. Faison currently serves as Chairman of the Board of Arlo Technologies and Independent Director of Wilson Electronics and GigaIO. Mr. Faison joined the Vislink board in January 2020.
Jude Panetta Independent	Mr. Jude T. Panetta is the former CEO and President of ASC Signal and the former Group President of Andrew Satellite Group and VP of Comtech Government Systems. Mr. Panetta joined the Vislink board in May 2019.
Brian Krolicki Independent	Mr. Brian K. Krolicki is the former Lieutenant Governor – State of Nevada. Serves as a Board Member of Faraday Future and Nevada Nanotech Systems Inc. Mr. Krolicki is an Executive Committee Member of the World Union of Olympic Cities. Mr. Krolicki joined the Vislink board in February 2020.
Mickey Miller Non - Independent	Joined Vislink as CEO and director in January 2020. Prior experience building three global technology businesses resulting in three strategic exits.

Income Statement

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2020	2019	2020	2019
Revenue	$ 4,778	$ 5,007	$ 16,138	$ 20,565
Cost of revenue and operating expenses				
Cost of components and personnel	3,257	2,968	8,505	10,611
Inventory valuation adjustments	195	223	244	312
General and administrative expenses	3,200	5,329	12,721	16,062
Research and development expenses	616	799	1,831	2,591
Gain on lease termination	—	—	(21)	—
Amortization and depreciation	337	586	1,094	1,763
Total cost of revenue and operating expenses	7,605	9,905	24,374	31,339
Loss from operations	(2,827)	(4,898)	(8,236)	(10,774
Other income (expense)				
Changes in fair value of derivative liabilities	82	281	1	954
Gain (loss) on conversion of debentures	—	15	—	(33
Gain on settlement of related party obligations	—	—	331	—
Other income (expense)	5	—	5	—
Interest expense, net	(53)	(393)	(102)	(1,807
Total other income (expense)	34	(97)	235	(886
Net loss	$ (2,793)	$ (4,995)	$ (8,001)	$ (11,660
Basic and diluted loss per share	$ (0.17)	$ (2.41)	$ (0.61)	$ (12.77
Weighted average number of shares outstanding:				
Basic and diluted	16,296	2,070	13,084	913
Comprehensive loss:				
Net loss	$ (2,793)	$ (4,995)	$ (8,001)	$ (11,660
Unrealized gain (loss) on currency translation adjustment	(192)	81	57	82
Comprehensive loss	$ (2,985)	$ (4,914)	$ (7,944)	$ (11,578

Balance Sheet

		September 30, 2020 (unaudited)		December 31, 2019
ASSETS				
Current assets				
Cash	$	3,123	$	1,737
Accounts receivable, net		4,063		6,714
Inventories, net		9,532		7,674
Prepaid expenses and other current assets		964		660
Total current assets		17,682		16,785
Right of use assets, operating leases		1,616		1,925
Property and equipment, net		1,849		1,972
Intangible assets, net		2,155		2,922
Total assets	$	23,302	$	23,604
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities				
Accounts payable	$	3,339	$	6,784
Accrued expenses		1,873		1,912
Notes payable		96		339
Current portion of PPP loan		424		—
Operating lease obligations, current		324		821
Due to related parties		—		505
Customer deposits and deferred revenue		1,593		2,821
Derivative liabilities		29		30
Total current liabilities		7,678		13,212
Long-term portion of PPP loan		744		—
Operating lease obligations, net of current portion		1,279		1,163
Total liabilities		9,701		14,375
Commitments and contingencies (See Note 10)				
Stockholders' equity				
Preferred stock – $0.00001 par value per share: 10,000,000 shares authorized as of September 30, 2020, and December 31, 2019; -0- shares issued and outstanding as of September 30, 2020, and December 31, 2019		—		—
Common stock – $0.00001 par value per share, 100,000,000 shares authorized, 17,160,808 and 3,594,548 shares issued and 17,158,149 and 3,591,889 outstanding as of September 30, 2020 and December 31, 2019, respectively		—		—
Additional paid-in capital		274,187		261,871
Accumulated other comprehensive income		264		207
Treasury stock, at cost – 2,659 shares at September 30, 2020, and December 31, 2019, respectively		(277)		(277
Accumulated deficit		(260,573)		(252,572
Total stockholders' equity		13,601		9,229
Total liabilities and stockholders' equity	$	23,302	$	23,604

VISLINK

Thank you!

www.vislink.com